UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2019
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	AGNC	The Nasdaq Global Select Market
Depositary shares of 7.750% Series B Cumulative Redeemable Preferred Stock	AGNCB	The Nasdaq Global Select Market
Depositary shares of 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCN	The Nasdaq Global Select Market
Depositary shares of 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCM	The Nasdaq Global Select Market
Depositary shares of 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.

On October 3, 2019, in connection with the underwriting agreement, dated September 26, 2019, relating to the Company’s sale of depositary shares (the “Depositary Shares”), each representing 1/1,000th of a share of the Company’s 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”), the Company issued 16,100 shares of Series E Preferred Stock, which includes 2,100 shares issued upon exercise of the underwriters' option in full. The Series E Preferred Stock was deposited with Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary (the “Depositary”). On October 3, 2019, the Company entered into a Deposit Agreement with the Depositary (the “Deposit Agreement”). A copy of the Deposit Agreement is included as Exhibit 4.2 hereto and is incorporated herein by reference.

On October 3, 2019, Skadden, Arps, Slate, Meagher & Flom LLP delivered to the Company an opinion with respect to the validity of the Depositary Shares, the Series E Preferred Stock and the common stock of the Company issuable upon conversion of the Series E Preferred Stock (the “Opinion”). The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-225628), in accordance with the requirements of Item 601(b)(5) of Regulation S-K.

(d) Exhibits.

Exhibit No.	Description

4.2	Deposit Agreement, dated October 3, 2019, among AGNC Investment Corp., and Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Depositary Shares and the Series E Preferred Stock.
5.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: October 3, 2019	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, Chief Compliance Officer, General Counsel and Secretary